UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021

NOBLE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Noble Energy Way

Houston, Texas 77070

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(281) 872-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units representing limited partner interests	NBLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Noble Midstream Partners LP (the “Partnership” or “Noble Midstream”) issued a press release on April 29, 2021, announcing an update to its anticipated timing of closing its previously announced merger transaction with Chevron Corporation (“Chevron”). A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On March 4, 2021, the Partnership, Noble Midstream GP LLC, a Delaware limited liability company and the general partner of the Partnership, Chevron, Cadmium Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Chevron (“Holdings”), and Cadmium Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdings (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of Chevron (the “Merger”).

On April 29, 2021, the Partnership announced that it expects to close the Merger in mid-May.

Under the terms of the Merger Agreement, at the closing, all of the publicly held common units representing limited partner interests in the Partnership will convert into the right to receive newly issued shares of Chevron common stock. As a result, Partnership unitholders are not expected to receive a quarterly distribution from the Partnership for the quarter ended March 31, 2021, and instead, unitholders are expected to receive a dividend from Chevron for the quarter ended March 31, 2021, provided that such unitholders continue to hold shares of Chevron common stock received in the Merger through the record date for the Chevron quarterly dividend.

Cautionary Statements

This report on Form 8-K contains certain “forward-looking statements” within the meaning of federal securities law. Words such as “anticipates”, “believes”, “expects”, “intends”, “will”, “should”, “may”, “estimates”, “strategy”, “objective” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect the Partnership’s current views about future events. No assurances can be given that the forward-looking statements contained in this report will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are the realization of expected benefits of the proposed transaction to the Partnership’s unitholders and the anticipated consummation of the proposed transaction and the timing thereof. For further discussion of risks and uncertainties, you should refer to those described under “Risk Factors” and “Forward-Looking Statements” in the Partnership’s most recent Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission (“SEC”). These reports are also available from the Partnership’s office or website, www.nblmidstream.com. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Midstream does not assume any obligation to update forward-looking statements should circumstances, management’s estimates, or opinions change.

No Offer or Solicitation

This report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Chevron filed a registration statement on Form S-4, which included an information statement of Noble Midstream, with the U.S. Securities and Exchange Commission (“SEC”). The Registration Statement was declared effective by the SEC on April 13, 2021. INVESTORS AND SECURITYHOLDERS OF CHEVRON AND NOBLE MIDSTREAM ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT, PROSPECTUS, AND OTHER RELEVANT

DOCUMENTS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive information statement has been mailed to securityholders of Noble Midstream. Investors and securityholders may obtain a free copy of such documents and other relevant documents filed by Chevron or Noble Midstream with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties are also able to obtain, without charge, a copy of such documents and other relevant documents from Chevron’s website at www.chevron.com under the “Investors” tab under the heading “SEC Filings” or from Noble Midstream’s website at www.nblmidstream.com under the “Investors” tab and the “SEC Filings” sub-tab.

Participants in the Solicitation

Chevron, Noble Midstream and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies and consents in respect of the transaction. Information about these persons is set forth in Chevron’s proxy statement relating to its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 8, 2021, and Noble Midstream’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 12, 2021, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the consent solicitation statement prospectus statement, or other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibit

99.1	Press Release dated April 29, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Midstream Partners LP

By:	Noble Midstream GP LLC, its general partner

By:	/s/ Kari H. Endries
Name:	Kari H. Endries
Title:	Assistant Secretary

Dated: April 29, 2021